SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19,
1999

SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

        Pennsylvania                0-16533          23-2453088
 (State or other jurisdiction     (Commission      (IRS Employer
       of incorporation)          File Number)       Ident. No.)

2000 Market Street, Philadelphia Pennsylvania            19103
   (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (215)557-4630


                              N/A
(Former name or former address, if changed since last report.)






Item 5.  Other Events.

Sovereign Bancorp, Inc. (the "Company") is filing this
Current Report to provide certain information concerning the Company that may be of importance to security holders, but which is not otherwise required to be provided in a Form 8-K.
On October 19, 1999, the Company filed with the SEC a preliminary prospectus supplement regarding the Company's proposed offer of shares of common stock (the "Common Stock Prospectus Supplement"). On October 20, 1999, the Company filed with the SEC separate preliminary prospectus supplements regarding the Company's proposed offer of senior notes (the "Senior Notes Prospectus Supplement") and units of trust preferred securities with detachable warrants (the "Units Prospectus Supplement"). Portions of the Common Stock Prospectus Supplement, Senior Notes Prospectus Supplement and Units Prospectus Supplement are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

(a) Exhibits.
The following exhibits are filed herewith:
99.1 Pages S-1 through S-117 of the Preliminary
Prospectus Supplement dated October 19, 1999 of Sovereign Bancorp, Inc. regarding shares of common stock (incorporated herein by reference to Sovereign's Preliminary
Prospectus Supplement filed with the SEC on October 19, 1999 under Rule 424(b)(2) with respect to shares of common stock).
99.2 Pages S-1 through S-152 of the Preliminary
Prospectus Supplement dated October 20, 1999 of Sovereign Bancorp, Inc. regarding senior notes (incorporated herein by reference to Sovereign's Preliminary Prospectus
Supplement filed with the SEC on October 20, 1999 under Rule 424(b)(2) with respect to senior notes).
99.3 Pages S-1 through S-173 of the Preliminary
Prospectus Supplement dated October 20, 1999 of Sovereign Bancorp, Inc. regarding units of trust preferred securities and detachable warrants (incorporated herein by reference to Sovereign's Preliminary Prospectus
Supplement filed with the SEC on October 20, 1999 under Rule 424(b)(2) with respect to units).



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SOVEREIGN BANCORP, INC.
Dated:  October 26, 1999
/S/ Lawrence M. Thompson, Jr.
Lawrence M. Thompson, Jr.
Chief Operating Officer



EXHIBIT INDEX

Exhibit
Number	Description

99.1	Pages S-1 through S-117 of the Preliminary Prospectus
Supplement dated October 19, 1999 of Sovereign
Bancorp, Inc. regarding shares of common stock
(incorporated herein by reference to Sovereign's
Preliminary Prospectus Supplement filed with the SEC on October 19, 1999 under Rule 424(b)(2) with respect to shares of common stock).

99.2	Pages S-1 through S-152 of the Preliminary Prospectus
Supplement dated October 20, 1999 of Sovereign
Bancorp, Inc. regarding senior notes (incorporated herein by reference to Sovereign's Preliminary
Prospectus Supplement filed with the SEC on October 20, 1999 under Rule 424(b)(2) with respect to senior notes).

99.3	Pages S-1 through S-173 of the Preliminary Prospectus
Supplement dated October 20, 1999 of Sovereign
Bancorp, Inc. regarding units of trust preferred securities and detachable warrants (incorporated herein by reference to Sovereign's Preliminary
Prospectus Supplement filed with the SEC on October 20, 1999 under Rule 424(b)(2) with respect to units).


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